______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) January 29, 1998


          CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 1998, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 1998-2).


                              CWMBS, INC.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                 333-40145           95-4449516
----------------------------     ------------    ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)




4500 Park Granada
Calabasas, California                                     91302
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (818) 304-5591
                                                     ----- --------
_____________________________________________________________________



Item 5.   Other Events.
----      ------------

     On January 29, 1998, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-2. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of January 1, 1998, by and among the Company, CHL and the Trustee.




                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CWMBS, INC.



                           By: /s/ David A. Spector
                               ------------------------
                               David A. Spector
                               Vice President



Dated:  January __, 1998



                               Exhibit Index
                               -------------



Exhibit                                                                Page
-------                                                                ----

99.1.     Pooling and Servicing Agreement,
          dated as of January 1, 1998, by
          and among, the Company, CHL
          and the Trustee.                                               64



                                EXHIBIT 99.1
                                ------------


(insert pooling agreement here)